SUPPLEMENT TO THE
FIDELITY FUND
AUGUST 24, 1998
PROSPECTUS
The following information replaces similar information found in the "How to Buy Shares" section on page 18.
These minimums may be lower for investments through a Fidelity GoalPlanner account. There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory Services, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.
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